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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 9, 2005


                               TX Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Georgia                   000-32335                     58-2558702
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(State or other jurisdiction        (Commission                (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                   1602 Alton Road #487, Miami Beach, FL 33139
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 420-6781

                                R Wireless, Inc.
               4210 Columbia Road, Suite 10C, Martinez, GA 30907
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          (Former name or former address, if changed since last report)


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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous Independent Accountant

The Registrant has engaged Ham Langston & Brezina L.L.P., 11550 Fuqua, Suite 475, Houston Texas 77034 as its principal accountants to replace its former principal accountant, Elliott Davis LLC. The former accountant was notified of their dismissal on August 09, 2005.

Elliott Davis, LLC audited the financial statements for the Company for the fiscal years ending September 30, 2002, and September 30, 2003. The audit report of Elliott Davis, LLC for the year ended September 30, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit report prepared by Elliott Davis LLC did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein.

In connection with the audit for the fiscal years ended September 30, 2002, September 30, 2003 and the subsequent interim period ended August 9, 2005, there were no disagreements with Elliott Davis, LLC on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which if not resolved to the satisfaction of Elliott Davis LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports except that Elliott Davis advised the Company's board of directors that internal controls necessary to develop reliable financial statements did not exist.

The Company has authorized Elliott Davis to respond fully to the inquiries of Ham Langston & Brezina L.L.P concerning the above matter.

During the fiscal years ended September 30, 2002, September 30, 2003 and the subsequent interim period ended August 9, 2005, there were no "REPORTABLE EVENTS" as defined in Regulations S-K Item 304 (a)(1)(v).

The Registrant has complied with the requirements of Item 304(a)(3) of Regulation SB with regard to providing the former accountant with a copy of the disclosure it is making in response to this Item and has requested the former accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the registrant and, if not, stating the respects in which it does not agree. The letter shall be filed with the Commission within ten business days after the filing of this report.

Notwithstanding the ten business day period, the letter shall be filed within two days of receipt.

The change in accountants was approved by the board of directors.

(b)      New Independent Accountants

R Wireless Inc. engaged Ham Langston & Brezina L.L.P as the company's principal accountant effective August 9, 2005 During The registrant's two most recent fiscal years and the subsequent interim period prior to August 9, 2005 appointment of Ham Langston & Brezina L.L.P, neither the company nor anyone on its behalf consulted with Ham Langston & Brezina L.L.P regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company's financial statements, and neither a written report nor oral advice was provided to the company by Ham Langston & Brezina L.L.P that was an important factor considered by the company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined to Item 304
(a)(1)(iv) of Regulation S-K and the related instructions to 304 of Regulation S-K, or a reportable event, as that term is defined in Item (a)(1)(v) of Regulation S-K.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not applicable.

b) Pro forma financial information.

Not applicable.

(c) Exhibits.

16.1 Letter of Elliott Davis LLC



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. R Wireless, Registrant


/s/ Darren Bloom
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Darren Bloom, CFO
Dated:  November 17, 2005

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